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                                        Exhibit 10(b)

    THIS FIRST AMENDMENT TO THE CROWN CENTRAL PETROLEUM
  CORPORATION RETIREMENT PLAN BY CROWN CENTRAL PETROLEUM
  CORPORATION, a Maryland Corporation:

                                   WITNESSETH
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    WHEREAS, Crown Central Petroleum Corporation (the
  "Company") maintains the Crown Central Petroleum
  Retirement Plan, as amended and restated effective July
  1, 1993 (the "Plan"). The Company has the power to amend the Plan and now wishes to do so.

    NOW, THEREFORE, the Plan is amended as follows:
    I. Effective January 1, 1994, Section 1.8(b) is amended by deleting the reference to $200,000 where it appears twice in the second sentence and by adding a sentence immediately after the first sentence to read as follows:

    For Plan Years beginning on or after January 1,
  1994, the amount of a Participant's annual
  Compensation that may be taken into account under the Plan shall not exceed $150,000, or an adjusted amount determined pursuant to Code sections 401(a)
  (17) and 415(d).

  II.    Effective July 1, 1993, Section 1.8 is
  amended by adding a new subsection (c) to read as follows:

         (c)   With respect to the Pasadena, Texas
  refinery's collective bargaining unit,
  Compensation of members of the Workmen's Committee and the Pension Representative shall include amounts paid by the Union as reimbursement for hours lost while attending to authorized union business. Such amounts shall be included as Compensation so long as the Union provides the Plan Administrator with a copy of each Participant's W-2 Form within a reasonable time after it is provided to the Participant.

  III. Effective July 1, 1993, Section 1.16 is amended by adding a new subsection (f) to read as follows:

         (f)   With respect to the Pasadena, Texas
  refinery's collective bargaining unit, members of the Workmen's Committee and the Pension
  Representative shall be credited with one (1) Hour of Service or each hour lost from work while attending to authorize union business.


  IV.  Effective July 1, 1993, Section 5.1 is
  amended by adding a new subsection (e) to read as follows:

         (e)  Unless otherwise provided under the
  Plan, each Section 401(a) (17) Participant's
  Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Participant under subsections (i) or (ii) below:

              (i)      The Participant's Accrued
  Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total Benefit Service taken into account under the Plan for the purpose of benefit accruals; or

            (ii)       The sum of:

                   (x)  the Participant's Accrued
  Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401 (a) (4)-13 of the Treasury Regulations, and


                   (y)  the Participant's Accrued
  Benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's years of Benefit Service credited to the Participant for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.


         For purposes of this subsection (e), a
  Section 401(a) (17) Participant means a
  Participant whose current Accrued Benefit as of a date on or after the first day of the first Plan
  Year beginning on or after January 1, 1994, is based on Compensation for a Plan Year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

    V. Section 6.2(a) is amended by deleting the last sentence and adding the following sentence in its place:

    The written explanation of the Qualified Joint and Survivor Annuity and five-year certain and life annuity will be provided no more than 90 days and no less than 30 days before the annuity starting date (as defined in paragraph (b) (i) below).

   VI. Section 10.1 is amended by replacing the first sentence with the following sentence:

    This Plan shall be irrevocable and binding as to all contributions made by the Employer to the Trust, but this Plan may be amended from time to time by the Company by resolution of its Board of Directors.

  VII. Section 13.3 is amended by replacing the cross-reference "1.37" with the cross-reference
  "1.36."

  VIII.  A new Section 14.9 is added to read as
  follows:

         14.9 APPLICATION OF TAX REFORM ACT
  PROVISIONS. To the extent necessary to comply with the provisions of the Tax Reform Act of 1986;
  the following provisions of this Plan shall be effective as of January 1, 1989 as to the Prior
  Plans:  Section 1.8, Section 1.30, Section IV,
  Section V, Section VI, and Section IX.

   IX.   Except where otherwise stated, this
  Amendment shall be effective as of July 1, 1993.

    X.   In all respects not amended, the Plan is
  hereby ratified and confirmed.
                                  *  *  *  *  *

    IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and its corporate seal duly attested as of the day and year first above written.

         ATTEST:
  CROWN CENTRAL PETROLEUM
                            CORPORATION



  /s/ - - Dolores B. Rawlings                 By /s/ - -
  Henry A. Rosenberg, Jr.
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        Secretary                  Chairman of the Board